BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Class K Shares

Supplement dated February 17, 2017 to

the Summary Prospectus and Prospectus, each dated January 27, 2017

Effective February 14, 2017, Martin Hegarty and Chris Allen are the portfolio managers of the Fund.

In addition, on February 14, 2017, the Board of Trustees of BlackRock Funds II (the “Board”) approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as a sub-adviser of the Fund is effective on February 14, 2017.

Effective February 14, 2017, the following changes are made to the Summary Prospectus and Prospectus, as applicable:

Portfolio Managers

The section of the Summary Prospectus entitled “Key Facts About BlackRock Inflation Protected Bond Portfolio — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Inflation Protected Bond Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Martin Hegarty	2010	Managing Director of BlackRock, Inc.
Chris Allen	2017	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of the Inflation Protected Bond Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE

INFLATION PROTECTED BOND PORTFOLIO

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Martin Hegarty and Chris Allen are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information” with respect to the Fund is deleted in its entirety and replaced with the following:

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Martin Hegarty and Chris Allen are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Martin Hegarty	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2010; Co-head of BlackRock’s Global Inflation-Linked Portfolios since 2010; Director of Bank of America Merrill Lynch from 2005 to 2009; Vice President of Bank of America Merrill Lynch from 2003 to 2005.
Chris Allen	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2017; Director of BlackRock, Inc. from 2012 to 2016.

Addition of BlackRock International Limited as a Sub-Adviser of the Fund

The section of the Summary Prospectus entitled “Key Facts About BlackRock Inflation Protected Bond Portfolio — Investment Manager” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Inflation Protected Bond Portfolio — Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The section of the Prospectus entitled “Management of the Funds — BlackRock” is supplemented as follows:

BlackRock International Limited, the sub-adviser to the Inflation Protected Bond Portfolio (the “Sub-Adviser”), is a registered investment adviser organized in 1995.

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to the Inflation Protected Bond Portfolio. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Inflation Protected Bond Portfolio’s portfolio.

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the Sub-Adviser will be included in the Inflation Protected Bond Portfolio’s annual shareholder report for the period ending September 30, 2017.

Shareholders should retain this Supplement for future reference.

PR2-TIPS-K-0217SUP

2